------------------------------------------------------------------------------
                                       THE
                                   THAI FUND,
                                      INC.
------------------------------------------------------------------------------


                                  ANNUAL REPORT
                                DECEMBER 31, 2000
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER


                               THE THAI FUND, INC.
==============================================================================
DIRECTORS AND OFFICERS


Barton M. Biggs                        Fergus Reid
CHAIRMAN OF THE BOARD OF DIRECTORS     DIRECTOR

Harold J. Schaaff, Jr.                 Frederick O. Robertshaw
PRESIDENT AND DIRECTOR                 DIRECTOR

John D. Barrett II                     Stefanie V. Chang
DIRECTOR                               VICE PRESIDENT

Gerard E. Jones                        Arthur J. Lev
DIRECTOR                               VICE PRESIDENT

Graham E. Jones                        Joseph P. Stadler
DIRECTOR                               VICE PRESIDENT

John A. Levin                          Mary E. Mullin
DIRECTOR                               SECRETARY

Andrew McNally IV                      Belinda A. Brady
DIRECTOR                               TREASURER

William G. Morton, Jr.                 Robin L. Conkey
DIRECTOR                               ASSISTANT TREASURER

Samuel T. Reeves
DIRECTOR
==============================================================================
U.S. INVESTMENT ADVISER
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
------------------------------------------------------------------------------
THAI INVESTMENT ADVISER
The Mutual Fund Public Company Limited
30th-32nd Floor, Lake Rajada Building
193-195 Ratchadaphisek Road
Khlong-Toey, Bangkok 10110 Thailand
------------------------------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
------------------------------------------------------------------------------
CUSTODIANS
The Thai Farmers Bank Public Company Limited
1 Soi Thai Farmers
Ratburana Road, Ratburana
Bangkok, Thailand

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT
Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
------------------------------------------------------------------------------
LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
------------------------------------------------------------------------------
INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116
==============================================================================
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/im.

LETTER TO SHAREHOLDERS
----------

For the year ended December 31, 2000, The Thai Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -47.33% compared to -51.73% for the U.S. dollar adjusted Securities Exchange of Thailand (SET) Index (the "Index"). For the period from the Fund's commencement of operations on February 16, 1988 through December 31, 2000, the Fund's total return, based on net asset value per share, was -39.93% compared to -53.19% for the Index. On December 31, 2000, the closing price of the Fund's shares on the New York Stock Exchange was $2 11/16, representing a 10.0% discount to the Fund's net asset value per share.

Investors' interest waned significantly in 2000, as seen from the fall in average daily value traded to just 3.7 billion baht (compared with a daily average of 6.6 billion baht in 1999). A combination of slower than expected recovery in the domestic economy, the slow pace of corporate restructuring, as well as technical factors led to the fall of interest in Thai equities. Banks and finance companies underperformed during 2000, falling by 54.3% and 66.0%, respectively, as investors became frustrated over the backlog of bankruptcy cases held up in the courts. In addition, the market was spooked by expectations of further rounds of capital raising in the sector. The energy sector saw the best performance with the SET Energy Index declining by 16.2%, on the back of higher oil prices.

The Thai economy grew by a disappointing 2.6% year-over-year in the third quarter of 2000, compared to 5.9% for the first half of 2000. Growth was led by the trade sector, which grew 18.9% during the period. Net exports contributed 2.4% to growth. With a benign interest rate environment and strong trade surplus expectations, the outlook for the domestic economy was rosy at the start of 2000. Going into the year though, poor agricultural prices and limited improvements in employment resulted in a slow and fragile recovery in private consumption. The Bank of Thailand's (BOT) shocking disclosure of a further U.S. $20 billion of foreign debt that was previously unaccounted dented both investors sentiment and consumer confidence. This resulted in weak private consumption growth of 3.9% in the third quarter of 2000, a significant slowdown from the 5.3% recorded in the second quarter.

On the production side, all components of the economy showed weaker growth in the third quarter of 2000. Agricultural production slowed to 0.3% year-over-year, due to weaker prices and several incidents of flooding. Construction slumped 14.9% as public investments were trimmed. Despite the strong export numbers, manufacturing production decelerated to 3.3% from 8.2% in the previous quarter, mainly due to a decline in domestic demand. Finally the financial services sector showed a decline of 7.9% compared to a fall of 6.4% in the second quarter 2000, reflecting the slow progress with the resolution of non-performing loans.

Notwithstanding the higher oil prices in the second half of 2000, inflation was well contained with the highest growth of 2.3% recorded in September. By December, a combination of lower oil prices and softer food and beverage prices saw CPI rising by only 1.3%. On the exchange front, the Thai baht weakened from
37.5 to the U.S. dollar to 43.3 to the U.S. dollar. The repayment of foreign debt, increased policy risk in the run up to the election and concerns over the poor outlook for the economy contributed to the decline.

In light of the weaker domestic economy in the third quarter of 2000, the Thai corporates generally reported poorer-than-expected performance during the period. Banks suffered from an average 20 basis points squeeze in interest margins, due probably to the need to lower yields on rescheduled loans to prevent them from turning non-performing. Commercial loans as at the end of October 2000 were 10.6% lower than a year ago, due partly to effects of disintermediation. The transfer of non-performing loans (NPLs) to asset management companies and loan write-offs were the main drivers for the fall in non-performing loans from 42.4% at the start of the year to 24.7% in October. Otherwise, the pace of NPL restructuring was slow.

Floods in northern Thailand dampened demand for building materials (especially cement), resulting in dismal third quarter of 2000 performance for the sector. Siam Cement, however, surprised the market due to lower-than-expected foreign exchange losses.

The telecommunications sector continued to show resilience and saw cellular operators reporting record growth in subscriber base, helped by the introduction of competition in the sector and a fall in handset prices. Consequently, Advanced Information Services and Total Access Communication reported above-expectation pre-exceptional profits while Telecom Asia's growth was constrained by the lack of handsets. The higher utilization rate of its satellites also saw Shin Satellite posting strong profits before extraordinary items during the third quarter.

Politics will be in focus over the next 3 months as investors await new policies from the newly-elected Thaksin government. A stimulus package promised by the new Prime Minister included the establishment of a national asset management company to alleviate the ailing financial system as well as higher fiscal spending directed towards developing the rural areas. Before that though, we await the judgement from the Constitutional Court with regards to Thaksin's ability to remain in power.

Given a slowdown in the external sector and the absence of economic policies from the previous Chuan government, a weaker Thai economy is expected for fiscal year 2001. Hence, we continue to prefer companies operating in domestic industries with strong competitive edge and proven management. We also like companies exhibiting prudence in capital management and having healthy cash flows.

Sincerely,

/s/ Harold Schaaff

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

January 2001

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

The Thai Fund, Inc.
Investment Summary as of December 31, 2000 (Unaudited)
===============================================================================

HISTORICAL
INFORMATION                                                                 TOTAL RETURN (%)
                                            -----------------------------------------------------------------------
                                               MARKET VALUE (1)        NET ASSET VALUE (2)           INDEX (3)
                                            ---------------------     --------------------     --------------------
                                                          AVERAGE                  AVERAGE                  AVERAGE
                                             CUMULATIVE    ANNUAL     CUMULATIVE    ANNUAL     CUMULATIVE    ANNUAL
                                             ----------   -------     ----------   -------     ----------   -------
                   ONE YEAR                  -65.40%       -65.40%    -47.33%       -47.33%    -51.73%       -51.73%
                   FIVE YEAR                 -87.05        -33.56     -87.07        -33.57     -87.80        -34.34
                   TEN YEAR                  -72.00        -11.95     -61.89         -9.20     -74.37        -12.73
                   SINCE INCEPTION*          -46.01         -4.67     -39.93         -3.88     -53.19         -5.73

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------------------------------------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

[BAR CHART]

                                                                      YEAR ENDED DECEMBER 31,

                                 1991        1992      1993      1994      1995      1996      1997      1998      1999      2000
                                 ----        ----      ----      ----      ----      ----      ----      ----      ----      ----
The Thai Fund, Inc.(2)           23.08%      34.26%    98.90%    -10.40%   -0.10%    -35.93%   -75.17%    2.88%    50.26%    -47.33%
U.S. dollar adjusted Securities  15.80%      24.71%    88.40%    -17.76%   -6.11%    -36.25%   -75.54%   22.43%    32.41%    -51.73%
Exchange of Thailand (SET)
Index(3)

[CHART]

                                                     YEAR ENDED DECEMBER 31,
                                 1991    1992     1993     1994     1995    1996     1997    1998    1999    2000
                                 ----    ----     ----     ----     ----    ----     ----    ----    ----    ----

Net Asset Value Per Share.....  $15.41   $20.69   $39.42   $28.30   $24.89   $15.63   $3.81   $3.80   $5.71   $2.99
Market Value Per Share........  $16.25   $18.75   $36.88   $22.38   $22.38   $16.38   $5.25   $5.88   $7.81   $2.69
Premium/(Discount)............     5.5%    -9.4%    -6.4%   -20.9%   -10.1%     4.8%   37.8%   54.7%   36.8%  -10.0%
Income Dividends..............  $ 0.21       --   $ 0.36   $ 0.35   $ 0.11   $ 0.32   $0.11   $0.19      --   $0.02
Capital Gains Distributions...  $ 0.47       --   $ 0.51   $ 4.62   $ 3.38   $ 0.08   $0.12      --      --      --
Fund Total Return (2).........   23.08%   34.26%   98.90%  -10.40%+  -0.10%  -35.93% -75.17%   2.88%  50.26% -47.33%
Index Total Return (3)........   15.80%   24.71%   88.40%  -17.76%   -6.11%  -36.25% -75.54%  22.43%  32.41% -51.73%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The U.S. dollar adjusted Securities Exchange of Thailand (SET) Index is a capitalization weighted index of all stocks traded on the Stock Exchange of Thailand, expressed in U.S. dollars.
*    The Fund commenced operations on February 16, 1988.
+ This return does not include the effect of the rights issued in connection with the Rights Offering.

The Thai Fund, Inc.
Portfolio Summary as of December 31, 2000
===============================================================================
DIVERSIFICATION OF TOTAL INVESTMENTS

[PIE CHART]

Equity Securities               (98.8%)
Short-Term Investments          (1.2%)

-------------------------------------------------------------------------------
INDUSTRIES

[PIE CHART]

Wireless Telecommunication Services        (15.0%)
Banks                                      (14.1%)
Construction Materials                     (13.0%)
Diversified Telecommunication Services      (7.5%)
Media                                       (7.3%)
Food Products                               (6.6%)
Electronic Equipment & Instruments          (6.5%)
Oil & Gas                                   (5.6%)
Beverages                                   (4.6%)
Electrical Utilities                        (3.4%)
Other                                      (16.4%)

-------------------------------------------------------------------------------
TEN LARGEST HOLDINGS*

                                                PERCENT OF
                                                NET ASSETS
                                                ----------
1.  Advanced Information Service PCL            10.5%
2.  Siam City Cement PCL                         8.4
3.  BEC World PCL                                7.0
4.  Thai Farmers Bank PCL                        6.7
5.  PTT Exploration & Production PCL             5.6
6.  Shinawatra Satellite PCL                     4.9
7.  Siam Cement PCL                              4.6
8.  Serm Suk PCL                                 4.6
9.  Shin Corporation PCL                         4.5
10. Charoen Pokphand Foods PCL                   4.4
                                                ====
                                                61.2%

* Excludes short-term investments.

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS
---------
DECEMBER 31, 2000

                                                                    VALUE
                                                        SHARES      (000)
-----------------------------------------------------------------------------
THAI INVESTMENT PLAN (98.5%)
-----------------------------------------------------------------------------
THAI COMMON STOCKS (97.0%)
 (Unless otherwise noted)
-----------------------------------------------------------------------------
AIRLINES (2.5%)
 (a)Thai Airways International PCL                    1,329,900  U.S.$    981
                                                                 ------------
-----------------------------------------------------------------------------
AUTO COMPONENTS (0.4%)
 Thai Storage Battery PCL                               390,600           162
                                                                 ------------
-----------------------------------------------------------------------------
BANKS (13.9%)
(a)Bangkok Bank PCL                                   2,898,050         1,703
(a)Siam Commercial Bank PCL
  (Foreign)                                           2,533,900         1,138
(a)Thai Farmers Bank PCL                              5,922,900         2,661
                                                                 ------------
                                                                        5,502
                                                                 ------------
-----------------------------------------------------------------------------
BEVERAGES (4.6%)
 Serm Suk PCL                                           869,300         1,813
                                                                 ------------
-----------------------------------------------------------------------------
CHEMICALS (2.6%)
 National Petrochemical PCL                           1,526,300         1,020
                                                                 ------------
-----------------------------------------------------------------------------
CONSTRUCTION MATERIALS (13.0%)
(a)Siam Cement PCL                                      286,300         1,834
(a)Siam City Cement PCL                               1,222,545         3,324
                                                                 ------------
                                                                        5,158
                                                                 ------------
-----------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (7.5%)
Shinawatra Satellite PCL                              2,903,475         1,923
(a)TelecomAsia PCL                                    2,560,900         1,062
                                                                 ------------
                                                                        2,985
                                                                 ------------
-----------------------------------------------------------------------------
ELECTRIC UTILITIES (3.4%)
Electricity Generating PCL                            1,950,800         1,348
                                                                 ------------
-----------------------------------------------------------------------------

ELECTRONIC EQUIPMENT & INSTRUMENTS (6.5%)
Delta Electronics (Thailand) PCL                        341,490         1,534
(a)Hana Microelectronics PCL                            510,800         1,042
                                                                 ------------
                                                                        2,576
                                                                 ------------
-----------------------------------------------------------------------------
FOOD PRODUCTS (6.6%)
Charoen Pokphand Foods PCL                            1,966,696        1,756
Thai Union Frozen Products PCL                          760,400          876
                                                                 ------------
                                                                        2,632
                                                                 ------------
-----------------------------------------------------------------------------
HOUSEHOLD DURABLES (2.6%)
Compass East Industry PCL                               348,700         1,044
                                                                 ------------
-----------------------------------------------------------------------------
INSURANCE (1.7%)
Bangkok Insurance PCL                                   248,100          669
                                                                 ------------
-----------------------------------------------------------------------------
                                                                    VALUE
                                                        SHARES      (000)
-----------------------------------------------------------------------------
MEDIA (7.3%)
BEC World PCL                                           557,900  U.S.  $2,777
(a)United Broadcasting Corp PCL                         604,600           136
                                                                 ------------
                                                                        2,913
                                                                 ------------
-----------------------------------------------------------------------------
MULTILINE RETAIL (0.3%)
Siam Makro PCL                                          110,100           132
                                                                 ------------
-----------------------------------------------------------------------------
OIL & GAS (5.6%)
(a)PTT Exploration & Production PCL                     971,300         2,238
                                                                 ------------
-----------------------------------------------------------------------------
REAL ESTATE (0.4%)
(a)Golden Land Property                               1,850,000           171
Development PCL
                                                                 ------------
-----------------------------------------------------------------------------
TEXTILES & APPAREL (3.1%)
Saha-Union PCL                                          884,200           239
(a,b)Thai Rung Textile PCL                                  958            --@
Thai Wacoal PCL                                         347,013         1,008
                                                                 ------------
                                                                        1,247
                                                                 ------------
-----------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (15.0%)
(a)Advanced Information Service PCL                     502,000         4,164
(a)Shin Corp., PCL                                      489,000         1,769
                                                                 ------------
                                                                        5,933
                                                                 ------------
-----------------------------------------------------------------------------
TOTAL THAI COMMON STOCKS
(Cost U.S.$68,278)                                                     38,524
                                                                 ------------
-----------------------------------------------------------------------------
                                                         NO. OF
                                                       WARRANTS
-----------------------------------------------------------------------------
WARRANTS (0.3%)
-----------------------------------------------------------------------------
BANK (0.3%)
(a)Siam Commercial Bank PCL
(Foreign)
(Cost U.S.$-@)                                        1,687,800           109
                                                                 ------------
-----------------------------------------------------------------------------
                                                           FACE
                                                         AMOUNT         VALUE
                                                          (000)          (000)
-----------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (1.2%)
(Interest Bearing Demand Account)
Thai Baht
(Cost U.S.$482)                                   THB    21,009           484
                                                                 ------------
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                         AMOUNT        AMOUNT
                                                          (000)         (000)
-----------------------------------------------------------------------------
TOTAL THAI INVESTMENT PLAN (98.5%)
(Cost U.S.$68,760)                                                U.S.$39,117
                                                                  -----------
-----------------------------------------------------------------------------
OTHER ASSETS (2.9%)
Cash                                              U.S.$   1,089
Dividends Receivable                                         57
Interest Receivable                                           3
Other Assets                                                 18         1,167
                                                  -------------   -----------
-----------------------------------------------------------------------------
LIABILITIES (-1.4%)
Payable For:
Dividends Declared                                         (276)
U.S. Investment Advisory Fees                               (92)
Professional Fees                                           (54)
Shareholder Reporting Expenses                              (43)
Directors' Fees and Expenses                                (35)
Administrative Fees                                         (33)
Thai Investment Advisory Fees                               (14)
Custodian Fees                                               (7)
Other Liabilities                                           (34)         (588)
                                                  -------------   -----------
-----------------------------------------------------------------------------
NET ASSETS (100%)
Applicable to 13,267,713, issued and
 outstanding U.S.$ 0.01 par value shares
 (30,000,000 shares authorized)                                   U.S.$39,696
                                                                  ===========
-----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                         U.S.$  2.99
                                                                  ===========
-----------------------------------------------------------------------------
AT DECEMBER 31, 2000, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------
Common Stock                                                      U.S.$   132
Paid-in Capital                                                       189,371
Distributions in Excess of Net Investment Income                          (71)
Accumulated Net Realized Loss                                        (120,164)
Unrealized Depreciation on Investments and Foreign                    (29,572)
 Currency Translations
-----------------------------------------------------------------------------
TOTAL NET ASSETS                                                  U.S.$39,696
=============================================================================

(a) -- Non-income producing.
(b) -- Security valued at fair value - see Note A-1 to financial statements. @ -- Value is less than U.S.$ 500.
-----------------------------------------------------------------------------
December 31, 2000 exchange rate - Thai Baht (THB) 43.385 = U.S.$ 1.00.
-----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                                                YEAR ENDED
                                                                                            DECEMBER 31, 2000
STATEMENT OF OPERATIONS                                                                           (000)
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends .....................................................................         U.S.$      1,549
Interest ..........................................................................                       21
------------------------------------------------------------------------------------------------------------
      Total Income ................................................................                    1,570
------------------------------------------------------------------------------------------------------------
EXPENSES
U.S. Investment Advisory Fees .....................................................                      474
Thai Investment Advisory Fees .....................................................                      206
Administrative Fees ...............................................................                      136
Professional Fees .................................................................                      83
Custodian Fees ....................................................................                      38
Shareholder Reporting Expenses ....................................................                      29
Transfer Agent Fees ...............................................................                      24
Other Expenses ....................................................................                      76
------------------------------------------------------------------------------------------------------------
      Total Expenses ..............................................................                    1,066
------------------------------------------------------------------------------------------------------------

Net Investment Income .............................................................                      504
------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
Investment Securities Sold ........................................................                    1,339
Foreign Currency Transactions .....................................................                    (287)
------------------------------------------------------------------------------------------------------------
      Net Realized Gain ...........................................................                    1,052
------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
Depreciation on Investments .......................................................                 (37,345)
Depreciation on Foreign Currency Translations .....................................                     (26)
------------------------------------------------------------------------------------------------------------
      Change in Unrealized Appreciation/Depreciation ..............................                 (37,371)
------------------------------------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized Appreciation/Depreciation ........                 (36,319)
------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................           U.S.$ (35,815)
============================================================================================================

STATEMENT OF CHANGES IN NET ASSETS                                         YEAR ENDED          YEAR ENDED
                                                                        DECEMBER 31, 2000  DECEMBER 31, 1999
                                                                              (000)               (000)
------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income (Loss) .........................................  U.S.$      504      U.S.$    (467)
  Net Realized Gain (Loss) .............................................           1,052             (6,495)
  Change in Unrealized Appreciation/Depreciation .......................         (37,371)            32,346
------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations ......         (35,815)            25,384
------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income ................................................            (205)                --
  In Excess of Net Investment Income ...................................             (71)                --
------------------------------------------------------------------------------------------------------------
  Total Distributions ..................................................             (276)               --
------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) ............................................          (36,091)           25,384
Net Assets:
  Beginning of Period ..................................................           75,787            50,403
------------------------------------------------------------------------------------------------------------
  End of Period (including distributions in excess of net investment income/accumulated net investment loss of U.S.$(71) and U.S.$(12),
    respectively) ......................................................  U.S.$    39,696     U.S.$  75,787
============================================================================================================

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA
AND RATIOS:                                                                YEARS ENDED DECEMBER 31,
                                            ---------------------------------------------------------------------------------------
                                              2000            1999           1998               1997             1996
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          U.S.$5.71       U.S.$3.80      U.S.$   3.81       U.S.$15.63       U.S.$24.89
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) . . . . . . .         0.04           (0.03)            (0.03)             0.33             0.31
Net Realized and Unrealized Gain (Loss) on
  Investments  . . . . . . . . . . . . . .        (2.74)           1.94              0.21            (11.92)           (9.15)
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations   . .        (2.70)           1.91              0.18            (11.59)           (8.84)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income    . . . . . . . .        (0.02)            --              (0.19)              --               --
  In Excess of Net Investment Income . . .        (0.00)#           --                 --             (0.11)           (0.32)
  Net Realized Gain    . . . . . . . . . .           --             --                 --               --             (0.08)
  In Excess of Net Realized Gain . . . . .           --             --                 --             (0.12)             --
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions    . . . . . . . .        (0.02)            --              (0.19)            (0.23)           (0.40)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value due to Capital
Share Transactions . . . . . . . . . . . .           --             --                 --                --            (0.02)+
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD . . . . . .  U.S.$  2.99    U.S.$   5.71      U.S.$   3.80       U.S.$   3.81      U.S.$15.63
===================================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD  . .  U.S.$  2.69    U.S.$   7.81      U.S.$   5.88       U.S.$   5.25      U.S.$16.38
===================================================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value     . . . . . . . . . . . .       (65.40)%         32.98%            15.43%            (67.35)%       (25.33)%
  Net Asset Value (1)  . . . . . . . . . .       (47.33)%         50.26%             2.88%            (75.17)%       (35.93)%
===================================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)  . .  U.S.$39,696    U.S.$  75,787     U.S.$ 50,403       U.S.$ 50,112      U.S.$204,209
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets  .         2.00%            2.04%            2.32%              1.44%             1.43%
Ratio of Net Investment Income (Loss) to
  Average Net Assets   . . . . . . . . . .         0.94%           (0.78)%          (0.97)%             3.14%             1.42%
Portfolio Turnover Rate  . . . . . . . . .           15%              50%              78%                22%               24%
-----------------------------------------------------------------------------------------------------------------------------------

#    Amount less than U.S.$0.01.
+    Decrease due to shares issued on reinvestment of distributions.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000
----------

     The Thai Fund, Inc. (the "Fund") was incorporated on June 10, 1987 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investment primarily in equity securities. The Fund makes its investments in Thailand through the Thai Investment Plan (the "Plan") established in conformity with Thai law. The Fund is the sole unit holder of the Plan. The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the Plan and the Fund.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale, if any) are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     Distributions of income from the Plan to the Fund are subject to Thai income tax at a rate of 10% of the local currency gross distribution amount, which is withheld at the time of distribution. All distributions from the Plan to the Fund must be approved by The Bank of Thailand ("BOT") pursuant to the laws of The Kingdom of Thailand. For financial statement purposes, the Fund accrues and allocates the Thai income tax to net investment income, net realized gains and net unrealized appreciation on the basis of their relative amounts. For U.S. Federal income tax purposes, the Thai income tax is deducted, when paid, from net investment income.

3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Thai baht are translated into U.S. dollars at the mean of the bid and asked prices of such currency against U.S. dollars last quoted by a major bank as follows:

          - investments, other assets and liabilities - at the prevailing rate of exchange on the valuation date;

          - investment transactions and investment income - at the prevailing rate of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rate and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in the foreign exchange rate from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency ex-change contracts, dispositions of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. SWAP AGREEMENTS: The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are included in interest income in the Statement of Operations. Interest rate swaps are marked- to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market- linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and the credit risk is generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

8. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

9. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the year ended December 31, 2000, the Fund's investments in derivative instruments described above included foreign currency exchange contracts only.

10. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes . Distributions to shareholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

     In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the Fund's financial statements.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "U.S. Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the U.S. Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.90% of the Fund's first $50 million of average weekly net assets, 0.70% of the Fund's next $50 million of average weekly net assets and 0.50% of the Fund's average weekly net assets in excess of $100 million.

C. The Mutual Fund Public Company Limited (the "Thai Adviser") provides investment advisory services to the Fund under the terms of a contract. Under the contract, the Thai Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.40% of the Fund's first $50 million of average weekly net assets, 0.25% of the Fund's next $50 million of average weekly net assets and 0.20% of the Fund's average weekly net assets in excess of $100 million.

D. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.05% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

E. The Chase Manhattan Bank, acts as custodian for the Fund's assets held in the United States. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. The Plan's assets, in Thailand, are held by the Thai Farmers Bank Public Company Limited.

F. During the year ended December 31, 2000, the Fund made purchases and sales totaling $8,901,000 and $7,823,000, respectively, of investment securities other than long-term U.S. Government securities and short- term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 2000, the U.S. Federal income tax cost basis of securities was $75,074,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $36,442,000, of which $1,813,000 related to appreciated securities and $38,255,000 related to depreciated securities. At December 31, 2000, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $113,035,000 available to offset future gains of which $23,693,000 will expire on December 31, 2005, $85,158,000 will expire on December 31, 2006, $2,772,000 will expire on December 31, 2007, and $1,412,000 will expire on December 31, 2008. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. For the year ended December 31, 2000, the Fund intends to elect to defer to January 1, 2001, for U.S. Federal income tax purposes, post-October currency losses of $90,000 and post-October capital losses of $333,000.

G. A significant portion of the Fund's net assets consist of investments in the Thai Investment Plan, including Thai equity securities, which may be subject to greater price volatility, lower liquidity and less diversity than equity securities of companies based in the United States. In addition, Thai equity securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. At December 31, 2000 the deferred fees payable, under the Compensation Plan totaled $35,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. During December 2000, the Board of Directors declared a distribution of $0.0208 per share, derived from net investment income, payable on January 31, 2001, to shareholders of record on December 22, 2000.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
----------
To the Shareholders and Board of Directors of The Thai Fund, Inc.

We have audited the accompanying statement of net assets of The Thai Fund, Inc. (the "Fund") as of December 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1999 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report, dated February 18, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Thai Fund, Inc. at December 31, 2000, and the results of its operations, changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

                                                       /s/Ernest & Young LLP

Boston, Massachusetts
February 2, 2001

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Boston Equiserve (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                                  The Thai Fund, Inc.
                                  Boston Equiserve
                                  Dividend Reinvestment and Cash Purchase Plan
                                  P.O. Box 1681
                                  Boston, MA 02105-1681
                                  1-800-730-6001